A Confidential Presentation Morgan Stanley Basic Materials Round Table May 4, 2005 Chicago, Illinois

Forward-Looking Information Statements in this presentation which are not statements of historical fact are "forward-looking statements" within the Safe Harbor provision of the Private Securities Litigation Reform Act of 1995. These forward-looking statements are based on the information available to, and the expectations and assumptions deemed reasonable by, Alpha Natural Resources at the time this presentation was made. Although Alpha Natural Resources believes that the assumptions underlying such statements are reasonable, it can give no assurance that they will be attained. Factors that could cause actual results to differ materially from expectations include the risks detailed under the caption "Risks Relating To Our Company" in the Company's Form 10-K and other materials filed with the Securities and Exchange Commission. 2 3 4 1 5

Competitive Advantages Highest value coal reserves, including significant metallurgical grade World class sales / marketing team with unique blending strategy Flexibility to capitalize on market opportunities Identified organic and acquisition growth prospects Strong balance sheet and low legacy liabilities Industry-leading profitability and shareholder returns

Company Overview Third largest Central Appalachian coal producer by tonnage; $1.3Bn of revenues A leading producer and exporter of metallurgical coal Diversified offering of highest value coals - high Btu, low sulfur thermal and low, medium and high volatile metallurgical 64 mines: 43 underground, 21 surface 25+ year reserve life at current production level Formed through the combination of Pittston, Coastal, AMCI, and Mears assets Issued 33.9MM shares in February 2005 IPO 2004 Coal Sales Volume - 25.8MM Tons Other 63.18 BHP 36.82 Metallurgical 9.5 Steam 16.3 Underground 82.39 Surface 17.61 Surface 3.5 Underground 15.9 Purchased 77 Produced 23 Purchased 6.3 Produced / Processed 19.5 37% 63% 82% 18% 24% 76% (MM Tons) (MM Tons) 2004 Captive Production - 19.4MM Tons

David Stuebe VP and CFO 2 2 Kevin Crutchfield EVP 19 11 Experienced Management Team Years Industry Experience Years with ANR / Alpha's Assets Michael Quillen President and CEO Scott Kroh EVP - Sales Michael Brown VP - Operations Vaughn Groves VP and General Counsel Average 33 26 25 29 22+ 26 26 20 14 16+ Deep and highly experienced management team that is exceptionally familiar with the Appalachian coal business and with Alpha's assets

Growing Demand for Metallurgical Coal Growing Global Steel Production China Rest of World Total Capacity Utilization 1998 114.6 662.6 777.2 76.35 1999 123.9 664.6 788.5 76.93 2000 128.5 720.5 849 82.51 2001 151.6 699.4 851 79.53 2002 182.3 721.5 903.8 82.09 2003 220.1 747.8 967.9 85.05 2004E 268.6 774.3 1042.9 86.91 2005E 278 791 1069 84.98 2006E 298 800 1098 83.37 2007E 324 832 1156 84.63 (MM Tonnes) Source: World Steel Dynamics, Wall Street Research 2004E-2007E CAGR: 3.5% Key Metallurgical Coal Factors China Rest of World Capacity Utilization (%) Crude Steel Depletion of Tier 1 reserves Transportation constraints Ocean freight rates Australian port capacity Chinese export limitations Supply Synchronized global economic growth Asian infrastructure growth U.S. steel industry restructuring Demand Utilization

Coal Pricing Environment PWDR CAPP NAPP IB 1/3/2003 100 100 100 100 1/10/2003 100 103.6363636 100 100 1/17/2003 106.8773234 103.6363636 100 101.980198 1/24/2003 107.8066914 109.0909091 103.1711712 102.4950495 1/31/2003 107.8066914 109.0909091 103.6036036 102.4950495 2/7/2003 107.8066914 110.9090909 104.5045045 102.4950495 2/14/2003 104.6468401 111.8181818 106.3063063 102.4950495 2/21/2003 104.6468401 111.8181818 106.3063063 104.950495 2/28/2003 107.4349442 113.6363636 108.5765766 104.950495 3/7/2003 107.4349442 115.4545455 110.3783784 104.950495 3/14/2003 109.2936803 116.3636364 111.2792793 104.950495 3/21/2003 109.2936803 117.2727273 111.2792793 103.4851485 3/28/2003 104.6468401 114.5454545 110.3783784 102.970297 4/4/2003 104.6468401 107.2727273 109.9099099 99.00990099 4/11/2003 104.6468401 105.4545455 108.1081081 99.00990099 4/18/2003 104.6468401 107.2727273 108.1081081 99.00990099 4/25/2003 106.3197026 109.0909091 108.1081081 95.04950495 5/2/2003 103.1598513 104.5454545 103.6036036 95.04950495 5/9/2003 105.9479554 109.0909091 106.3063063 95.04950495 5/16/2003 105.9479554 110.9090909 108.1081081 95.04950495 5/23/2003 107.8066914 110.9090909 108.1081081 93.06930693 5/30/2003 107.8066914 112.7272727 108.1081081 93.06930693 6/6/2003 107.8066914 110.9090909 108.1081081 93.06930693 6/13/2003 107.8066914 110.9090909 108.1081081 93.06930693 6/20/2003 107.8066914 114.5454545 108.1081081 93.06930693 6/27/2003 107.8066914 114.5454545 108.1081081 93.06930693 7/4/2003 107.8066914 114.5454545 108.1081081 93.06930693 7/11/2003 105.5762082 114.5454545 108.1081081 93.06930693 7/18/2003 105.5762082 114.5454545 109.009009 91.08910891 7/25/2003 103.7174721 115.4545455 109.9099099 92.07920792 8/1/2003 108.3643123 113.6363636 109.9099099 92.07920792 8/8/2003 108.3643123 114.5454545 110.8108108 92.07920792 8/15/2003 109.2936803 114.5454545 110.8108108 92.07920792 8/22/2003 109.2936803 115.4545455 111.7117117 93.06930693 8/29/2003 113.9405204 120 113.5135135 95.04950495 9/5/2003 113.9405204 121.8181818 115.3153153 95.04950495 9/12/2003 132.527881 123.6363636 116.2162162 95.04950495 9/19/2003 132.527881 123.6363636 116.2162162 95.04950495 9/26/2003 137.1747212 127.2727273 120.7207207 100.990099 10/3/2003 137.1747212 128.1818182 122.5225225 100.990099 10/10/2003 132.8996283 128.1818182 122.5225225 100.990099 10/17/2003 132.8996283 128.1818182 122.5225225 100.990099 10/24/2003 132.8996283 128.1818182 122.5225225 100.990099 10/31/2003 132.8996283 129.0909091 123.8918919 100.990099 11/7/2003 132.8996283 129.0909091 123.8918919 100.990099 11/14/2003 132.8996283 129.0909091 123.8918919 100.990099 11/21/2003 129.739777 127.2727273 118.9189189 101.980198 11/28/2003 129.739777 127.2727273 118.9189189 101.980198 12/5/2003 127.8810409 130.9090909 113.5135135 101.980198 12/12/2003 127.8810409 132.7272727 113.5135135 101.980198 12/19/2003 130.1115242 134.5454545 114.4144144 101.980198 12/26/2003 130.1115242 134.5454545 114.4144144 101.980198 1/2/2004 130.1115242 134.5454545 114.4144144 101.980198 1/9/2004 130.1115242 136.3636364 115.3153153 101.980198 1/16/2004 132.527881 150.9090909 115.3153153 103.960396 1/23/2004 132.527881 152.7272727 115.3153153 103.960396 1/30/2004 132.527881 156.3636364 117.1171171 103.960396 2/6/2004 132.527881 156.3636364 118.018018 103.960396 2/13/2004 132.527881 160 122.5225225 103.960396 2/20/2004 132.527881 163.6363636 123.4234234 103.960396 2/27/2004 132.527881 165.4545455 123.4234234 103.960396 3/5/2004 123.2342007 178.1818182 147.7477477 107.9207921 3/12/2004 132.527881 190.9090909 154.954955 116.8316832 3/19/2004 132.527881 183.6363636 154.954955 116.8316832 3/26/2004 132.527881 178.1818182 149.5495495 116.8316832 4/2/2004 137.1747212 181.8181818 160.3603604 117.8217822 4/9/2004 137.1747212 190 163.0630631 117.8217822 4/16/2004 137.1747212 190.9090909 163.963964 119.8019802 4/23/2004 137.1747212 185.4545455 163.963964 119.8019802 4/30/2004 139.9628253 187.2727273 163.963964 119.8019802 5/7/2004 141.8215613 189.0909091 165.7657658 119.8019802 5/14/2004 127.8810409 189.0909091 165.7657658 120.7920792 5/21/2004 127.8810409 189.0909091 165.7657658 120.7920792 5/28/2004 123.2342007 194.5454545 160.3603604 122.7722772 6/4/2004 118.5873606 189.0909091 160.3603604 120.7920792 6/11/2004 118.5873606 187.2727273 156.7567568 120.7920792 6/18/2004 118.5873606 183.6363636 156.7567568 120.7920792 6/25/2004 118.5873606 183.6363636 156.7567568 120.7920792 7/2/2004 113.9405204 187.2727273 160.3603604 120.7920792 7/9/2004 109.2936803 189.0909091 160.3603604 120.7920792 7/16/2004 113.9405204 210.9090909 160.3603604 121.7821782 7/23/2004 113.9405204 212.7272727 160.3603604 121.7821782 7/30/2004 113.9405204 216.3636364 163.963964 121.7821782 8/6/2004 113.9405204 216.3636364 163.963964 121.7821782 8/13/2004 111.1524164 220 163.963964 121.7821782 8/20/2004 111.1524164 227.2727273 163.963964 121.7821782 8/27/2004 113.9405204 223.6363636 160.3603604 126.7326733 9/3/2004 113.9405204 223.6363636 160.3603604 126.7326733 9/10/2004 113.9405204 220 160.3603604 124.7524752 9/17/2004 113.9405204 220 162.1621622 124.7524752 9/24/2004 113.9405204 225.4545455 163.963964 124.7524752 10/1/2004 113.9405204 227.2727273 201.8018018 124.7524752 10/8/2004 123.2342007 223.6363636 210.8108108 124.7524752 10/15/2004 123.2342007 221.8181818 209.009009 124.7524752 10/22/2004 123.2342007 220 209.009009 124.7524752 10/29/2004 120.4460967 223.6363636 212.6126126 128.7128713 11/5/2004 120.4460967 221.8181818 201.8018018 128.7128713 11/12/2004 115.7992565 232.7272727 205.4054054 124.7524752 11/19/2004 115.7992565 227.2727273 201.8018018 124.7524752 ($ / ton) 121.8% 92.8% 44.6% 43.7% CAPP (Big Sandy Barge) NAPP (Penn. Railcar) Illinois Basin PRB (8,800 Btu/lb) Strong and Sustainable Pricing Environment Source: Bloomberg, EIA Central App Line 1990 287 1991 271 1992 270 1993 250 1994 274 1995 272 1996 279 1997 287 1998 278 1999 263 2000 263 2001 269 2002 249 14 2003 230 19 15.5 20 2004 221 19 15.5 20 2005 229 19 16.5 21 2006 230 19 17.8 22 2007 226 19 18.1 23 2008 224 19 18.3 24 2009 220 19 18.5 24 2010 220 19 18.7 25 2011 216 19 18.9 25 2012 212 25 25 2013 208 25 25 2014 210 25 25 2015 218 25 25 2016 204 25 25 2017 212 25 25 2018 212 25 25 2019 211 25 25 2020 206 25 25 2021 208 25 25 2022 211 25 25 2023 212 25 25 2024 209 25 25 2025 206 25 25 (MM tons) Central Appalachia Coal Production Alpha Production ANR Total (MM tons) 20+% by 2008

Sulfur Content Btu Content Reserve Profile Company A 6 Company B 94 Company A 89 Company B 11 11 Compliance 11 Sales Profile High Quality Appalachian Reserves Thermal - high Btu; compliance, low- and mid-sulfur Metallurgical - only major U.S. producer of low, medium, and high volatile Flex tons - directed to most profitable market, either met or thermal 6% 94% 89% < 12,500 > 12,500 < 1.5% > 1.5% Thermal Thermal / Met Met Total 2003 16 5 22 2004 16.38 9.62 26 Portfolio Breakdown 15.6 3.9 6.5 26 (MM tons) 11% Met Flex

Company A 22.5 Company B 77.5 Leading Market Position in Metallurgical Coal A leading producer of metallurgical coal Only major U.S. producer of all three types - low, medium and high volatile Supplies ~30% of U.S. and Canadian low volatile met coal consumption Limited exposure to steel cyclicality U.S. Market Company A 12.7 Company B 87.3 #2 Market Share 13% 87% #1 Market Share 77% 23% Export Domestic All Others Alpha Source: T. Parker and Host, Inc. Report of Coal Statistics; Company estimates

Diversified Asset Base in the Eastern Markets Mines Notes: (1) Includes purchased coal from third-party producers that was processed at our subsidiaries' preparation plants in 2004. (2) Pro forma for sale of NKC on April 14, 2005. (3) Proven and probable. Business Unit Total Paramont (VA) Dickenson-Russell (VA) Kingwood (WV) Brooks Run (WV) Welch (WV) AMFIRE (PA) Enterprise (KY) Reserves (MM) (2) (3) 500.9 154.9 32.9 31.5 25.9 95.7 93.7 66.3 2004 Production (MM) (1) (2) 19.1 5.9 2.0 1.9 2.0 2.4 3.5 1.5 Number 64 15 7 1 3 14 19 5 > 12,500 Btu (%) 99 100 100 41 100 90 97 < 1.5% Sulfur (%) 92 100 60 100 100 68 98 94 89

Premium Pricing through Blending Capabilities

Traditional Model

Margin: $4.00/ton

Profit:$2.0MM

500K tons

Coal Producer

Cost: $42/ton

Type W

500K tons

Customer A

Price: $46/ton

Alpha Model

Margin: $7.75/ton

Profit:$6.2MM

400K tons

Alpha (Captive)

Cost: $42/ton

Type X

400K tons

Third Party

Cost: $50/ton

Type W

Alpha (Blending)

Type Y

500K tons

Customer A

Price: $50/ton

Type Z

300K tons

Customer B

Price: $60/ton

Alpha Natural Resources

11

Opportunistic Contracting Strategy Alpha has entered into longer-term, higher priced contracts with a number of its existing customers Customer Customer A Customer B Customer C Customer D Customer E Customer F Type Met Met Met Met Steam Steam Tons/Year 410,000 340,000 600,000 350,000 460,000 990,000 Term (Years) 4 5 1.5 2 3 4 Old Price $68.75 $44.85 $50.58 $46.50 $43.50 $36.50 New Price $102.89 $75.00 $108.00 $75.00 $63.30 $46.39 ^ 50% 67% 114% 61% 46% 27%

Leverage to Strong Coal Price Environment Priced Unpriced Eastern Line Data 2 2004 100 0 42.23 2005 99 1 51.33 2006 66 34 53.78 2007 36 64 54.28 Alpha's Priced Production Average Realization Priced Unpriced Average realization on priced production (2) Priced Unpriced Eastern Line Data 2 2004 100 0 2005 64 36 2006 51 49 2007 57 43 Alpha's Unpriced Production (1) ($ / ton) Steam Metallurgical 49% 36% Notes: As of April 15, 2005 (1) Company estimates. (2) Includes steam and metallurgical coal prices.

Flexible Operating Strategy Alpha is able to capitalize on opportunities and to address key industry challenges Spread Production Risk Enhance Utilization Consolidate regional assets Maximize utilization of lowest cost assets Stretch reserves through blending Capitalize on Opportunities Flexible work units Standardized equipment Flexible work rules (union-free) Early permitting Adjust to Demand Cycles Redeploy flexible assets Sales / marketing team Deliver customized specifications 64 mines; none >10% of production 11 preparation plants 7 business units Alpha's Portfolio Operating Strategy

Positioned to Limit Cost Pressures Strategic Sourcing Initiative Red-Hat Program Capital Acquisition Strategy Best Environmental Practices Best Preparation Practices Cost Initiatives ANR 33.07 7.51 40.12 A 31.49 6.53 38.01 JRCC B 32.75 4.78 35.88 ACI C 29.11 6.94 35.54 MEE Major CAPP Miners (1) ($ / ton sold) 37.53 38.01 40.58 Notes: (1) 12 months ended December 31, 2004. (2) Excludes purchased coal. Cash cost per ton (2) Cash margin per ton (2) 4.78 36.02 6.91 6.53 7.51 Category Key Benefit Procurement Labor Equipment Environment Utilization $20MM savings goal Replenishing workforce Improved productivity Facilitates permitting Reduced costs Source: Public filings

Attractive Organic Growth Pipeline Mine Cucumber Buckland Mills Madison Mine Cresson Deep Mine 35 Mine #1 Seven Pines Total Replacement Net Organic Expansion Welch Welch AMFIRE AMFIRE Paramont D-R Brooks Run Business Unit 0.6 0.8 0.3 1.0 0.7 1.1 1.2 5.7 (1.3) 4.4 Tons (MM) Met Met Met Met Flex Flex Thermal Type 18.0 13.6 5.1 24.9 15.3 20.9 26.9 124.7 Development Costs ($MM) 23% increase on existing production

Consolidation Strategy Track Record Formation: 4 assets Average acquisition multiple of 3.8x EBITDA Minimal assumption of long-term liabilities 5 small reserve / infrastructure acquisitions Competitive Advantages Regional mining expertise Reputation with regional players Knowledge of infrastructure Access to capital Opportunities Fragmented market Capital / growth constrained competitors Privately held businesses

Industry Low "Legacy" Liabilities Column A Column B Total ANR 53 ANR A 12 31 92 JRCC A 179 94 329 MEE B 430 143 624 FCL C 361 89 643 ACI D 1220 384 1571 BTU E 2271 327 2389 CNX Long-term Liabilities (1) Column A ANR 2.4 ANR B 2.8 FCL C 4 MEE C 4.4 ACI D 6.4 BTU E 10.6 CNX Estimated Cash Liability Funding / Revenues (1) Note: (1) Based on balance sheet data at December 31, 2004. Excludes financial debt. (% of 2004 Revenues) ($MM) Source: Public filings

Pro Forma 12/31/04 Capitalization Summary Cash and cash equivalents Revolving credit facility (2) Short-term debt Other debt Senior Notes due 2012 Total Debt Stockholders' Equity (3) Total Capitalization 7.4 8.0 25.3 3.5 175.0 211.8 67.3 279.1 Debt / 2004 EBITDA (1) Notes: (1) Balance sheet data as of December 31, 2004; EBITDA figures adjusted to exclude non-recurring items. (2) $175MM Credit Facility. (3) Net of notes payable to affiliates. Column A A 1 CNX B 1.5 JRCC ANR 1.7 C 2.5 BTU D 3.3 MEE E 3.7 ACI F 4.5 FCL (x) ($MM) Mean: 2.6x

2002 185.12 2003 2 2.978 2004 20.015 29.415 2002 185.12 2003 47.663 37.395 2004 119.327 96.7 Shareholder-Focused Growth Coal Revenues (1) EBITDA (1) Notes: (1) Company 10-K filing. (2) Adjusted to exclude non-recurring items; assumes normalized effective tax rate of 30%. 2002 185.12 2003 701.262 565.707 2004 1089.992 937 ($MM) ($MM) Net Income (1) ROIC (2) 2002 185.12 2003 6.8 9.7 2004 17 27.1 (%) 2.17 4.62 $ / ton ($MM) $ / ton 31.99 42.23

Leading Profitability and Return Profile Notes: (1) Adjusted to exclude nonrecurring items; assumes normalized effective tax rate of 30%. (2) EBITDA further adjusted to exclude asset retirement obligation expense. A 6.92 MEE B 5.27 JRCC ANR 4.92 ANR C 3.8 CNX E 2.46 BTU D 2.39 FCL F 2.26 ACI A 5 BTU ANR 3.8 ANR B 3.1 ACI C 2 JRCC D 1 CNX E 0.9 MEE F 0.9 FCL ANR 17 A 9.6 JRCC B 8.4 CNX C 5.5 BTU D 3.3 FCL E 3.1 ACI F 1.9 MEE ANR 1.35 ANR A 0.08 BTU B -0.5 FCL C -0.76 CNX D -1.22 ACI E -2.22 JRCC F -2.98 MEE (%) ($ / ton) (%) ($ / ton) 2004 ROIC (1) 2004 EBITDA / Ton Sold (1) (2) 2004 Free Cash Flow / Ton Sold 2004 Net Income Margin (1) Source: Public filings 17.0

Investment Highlights Strong and sustainable coal pricing environment Highest value coal products, including leading metallurgical position Premium pricing through contracting strategy and blending capabilities Flexible operating strategy supported by diversified operations Robust production, earnings and cash flow growth Successful track record of managing and consolidating assets Industry-leading profitability and returns

www.alphanr.com